INFORMATION REQUIRED IN PROXY STATEMENT
                              SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                        1934

     Filed by the registrant

     Filed by a Party other than the registrant

     Check the appropriate box:

     Preliminary Proxy Statement        Confidential, For use of the
                                        Commission Only (as Permitted
                                        by Rule 14a-6(e)(2)
    Definitive Proxy Statement

    Definitive Additional Material

   Soliciting Material Pursuant to Rule 14a-11(o) or Rule 14a-12

   CHIEF CONSOLIDATED MINING COMPANY (FILE#1-1761)
   (Name of registrant as Specified in its Charter)

   (name of Person(s) Filing Proxy Statement, if Other than the registrant)

     Payment of Filing Fee (Check the appropriate box):

       No fee required   (Vote on Directors and Accountants Only)

     Fee computed on table below per Exchange Act
     Rules 14-a6(I)(1) and 0-11

     (1) Title of each class of securities to which transactions applies:
                  COMMON STOCK: PREFERRED STOCK

     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                          N\A
     (4) Proposed maximum aggregate value of transaction:

                          N\A

     (5) Total fee paid

                         N\A

          Fee paid previously with preliminary materials

                         CHIEF CONSOLIDATED MINING COMPANY
                                500 Fifth Avenue
                              New York, New York 10110

     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS IN LIEU OF ANNUAL MEETING TO BE
                          HELD DECEMBER 15,1998

     To the Shareholders of Chief Consolidated Mining Company:

       Notice is hereby given that a Special Meeting of Shareholders in Lieu of Annual Meeting of Chief Consolidated Mining Company will be held at the DoubleTree Hotel, 255 South WestTemple (Salon 11 Room), Salt Lake City, Utah 84101 on December 15, 1998 at 9:00 A.M. Salt Lake City time for the following purposes:

     (1) To elect five directors to serve during the ensuing year.

       (2) To approve the selection of the firm of Arthur Andersen LLP as auditors for the Company for the current fiscal year,

     thereof.

     (3) To transact such other business as may properly come before the meeting and any adjournments

       The holders of common and preferred stock of the Company of record at the close of business on November 12, 1998 will be entitled to notice of and to vote at this meeting and any adjournments thereof.

     By Order of the Board of Directors

     EDWARD R. Schwartz

     Secretary

     November 16, 1998

       WE URGE ALL SHAREHOLDERS TO ATTEND THE MEETING IN PERSON, IF POSSIBLE. IF NOT, THEY ARE URGED TO DATE, SIGN AND RETURN THE PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IFMAILED INTHE UNITED STATES. The Proxy may be revoked at any time before it is voted, and shareholders executing proxies may attend the meeting and vote there in person should they so desire.

       Management of the Company desiresall shareholders to take an interest in the affairs of the Company and your interest can best be evidenced by attendance at the forthcoming meeting. Without a quorum in attendance the above matters to be taken up cannot be acted upon. Expense of obtaining a quorum for the meeting can be kept at a minimum if you attend the meeting either in person or by proxy.




     PROXY STATEMENT

       This Proxy Statement is furnished in connection with thesolicitation by the management of Chief Consolidated Mining Company ("the Company") of proxies to be used at the Special Meeting of Shareholders in Lieu of Annual Meetingof tile Company, to be held at the DoubleTree Hotel, 255 SouthWestTemple (Salon II Room), Salt Lake Cit", Utah 84101 at 9:00 A.M. on December 15, 1998 and any adjournment or adjournments thereof. Proxy material will first be mailedabout November 16, 1998. Tile accompanying form of Proxy is solicited on behalf of Management of the Company. Shareholders will vote upon: (1) the clectionof fivedirectors to the Board of Directors of the Company; (2) the approval of the selection of auditors of the Company; and (3) such otherbusiness as may properly come before tile meeting or any adjournments thereof.

       The enclosed Proxy maybe revoked at anytime before it is exercised by written notice to the Company bearing a later date than tile Proxy, and any shareholder attending the meeting may vote in person whether or not the shareho I der has previously submitted a proxy. Each Proposal is identified in the Proxy and the accompanying Notice of Special Meetingof Shareholders in Lieu of Annual Meeting and is setforth andcommented upon in this Proxy Statement. The election of directors is designated Proposal 1, and the approval of the selection of auditors of the Company is designated as Proposal 2. Where instructions are indicated, the proxies will be voted in accordance therewith. Where no instructions are indicated, the proxies will be voted FOR the nominees fordirectors, FOR the selection of auditors, all as described below, and in their discretion with respect to any other business as may properly come before the meeting and any adjournment or adjournments thereof.

       The By-Laws of the Company provide that the Annual Meeting of the Shareholder be held on the third Tuesday in May of each year. Since the forthcoming Shareholders' Meeting is being held on December 15, 1998 in lieu of May 18, 1998 (the third Tuesday in May, 1998) the December 15, 1998 meeting is deemed to be a Special Meeting of Shareholders.

       Tile record date set by the Board of Directors for the determination of stockholders entitled to vote is November 12, 1998. On that date there were 5,200 shares of Preferred stock and 7,010,209 shares of common stock outstanding
                                                                   C:
     and entitled to vote. Holders of each class are entitled to one vote per share without distinction as to class. Upon the election of directors, shareholders have cumulative voting rights. Under cumulative voting, shareholders may multiply tile number ofsharcs orstock held by them by the number of positions to be filled and distribute the resulting numbers of votes among any or all nominees in any manner they see fit. The five nominees receiving the greatest number of votes will be elected as directors. The cumulative vote represented by management proxies will be distributed among management's five nominees in management's discretion so as to elect as many management nominees as possible. Shareholders representing a majority of the outstanding shares entitled to vote at the meeting must be present or represented by proxy to constitute a quorum. The shares represented by a proxy submitted by a shareholder will be counted for the purpose of determining whether a quorum is present; however, if the shareholder abstains from voting on a particular proposal, the proxies will not vote those shares on the proposal.


                                VOTING SECURITIES AND
                               PRINCIPAL STOCKHOLDERS

       (a) The following table shows as of November 10, 1998 stock ownership of all persons known to inanagcmc-,. to be beneficial owners of more than 5% of tile common stock of the Company:

     Name and Address ofAmount and Nature of    Percentage
     Beneficial Owners  Beneficial Ownership     of Class
     William E. Simon    607,150 shares (1)       8.66%
     3 10 South Street
     Morristown, NJ 07962
     KZ Utah, Inc.       371,800 shares (2)       5.30%
     (a subsidiary of
     Korea Zinc Co., Ltd.
     142 Nonnyon-Dong,
     Gangnam-KU
     Seoul, Korea)

     (1) 357,150 shares owned directly by William E. Simon; 250,000 shares owned by a corporation in which Mr.Simonhas shared powerto direct the vote and disposition of the Company's shares held by the corporation by virtue of his ownership of voting stock in said corporation.

     (2)371,800 shares owned directly by KZ Utah, Inc.

       (b) The equity securities of the Company beneficially owned by all directors, director nominees and officers, and by directors and officers of the Company as a group, as of November 1, 1998, are:

     Title
     of             Name and Address   Amount and Nature ofPercentage
     Class          of Beneficial Ownerof Beneficial Ownership*of Class

     Common Stock
     $0.05 par value:

                   James Caller y          168,468(1)(2)     2.36%
                   RD #2, Box 2750
                   Charlotte, Vermont 05445
                   Paul Hines              130,000(3)        1.82%
                   12 Flying Cloud Road
                   Stamford, CT 06902
                   Edward R. Schwartz      165,100(4)(5)     2.31%
                   1165 Park Avenue
                   New York, N.Y. 10128
                   Victor V. Tchelistcheff  50,200(6)        0.71%
                   384 De Soto Drive
                   New Smyrna Beach, FL 32169
                   Leonard Weitz           189,010(7)(8)     2.65%
                   11 Longview Lane
                   Chappaqua, New York 10514
                   Owned by all directors  702,778(9)        9.32%
                   and officers as a group
     Preferred
     Stock, $0.50
     par value:    None





     Each director and officer has sole voting and investment power with respect to shares owned.





     (1) Includes nonqualified stock options previously approved by the shareholders to purchase 120,000 shares held;2% James Callery.

     (2) Does not includean aggregate of 10,500 shares owned by James Callery's wife and children, in which sharesMn Callery disclaims any beneficial interest.

     (3) Includes nonqualificd stock options previously approved by the shareholders to purchase 120,000 shares held b., Paul Hines. Also includes 5,000 shares held in IRA account.

     (4) Includes nonqualified stock options previously approved by the shareholders to purchase 120,000 shares held b,. Edward R. Schwartz.

     (5) Does not include 200 shares owned by Mr. Schwartz's wife, in which shares Mr. Schwartz disclaims ?_rv beneficial interest.

     (6) Includes nonqualified stock options previously approved by the shareholders to purchase 50,000 shares held b,. Mr. Tchelistcheff.

     (7)  Includes  nonqualified  stock  options  previously  approved  by   the
       shareholders to purchase 120,000 shares held b~ Leonard Weitz. Also includes 8,000 shares held in IRA account and 40,000 shares owned jointly with Leonard Weitz's wife.

     (8) Does not include 20,000 shares owned by Leonard Weitz's wife, in which shares Mr. Weitz disclaims and beneficial interest.

     (9) Includes options to purchase an aggregate of 530,000 shares as referred to at Notes( 1), (3),(4), (6) and (7), above. All options may be exercised by the directors holding same within 60 days.

     CONII'ENSXI'ION OFI)IRECTORS AND EXECUTIVE OFFICERS

       The following information Forrest of the Company's last three completed fiscal years is presented concerning-E the compensation of the Leonard Weitz as Chairman, President and Chief Executive Officer of the Company:

     SUMMARY COMPENSATION TABLE

     Name and               Annual         Long-Term
     Principal              Compensation   Compensation     All Other
     Position.      Year     Salary        Awards-Options   Compensation

     Leonard Weitz  1997    $175,000(l)       -
     (Chairman      1996    $141,667(l)       (2)
     and Chief Executive    1995              $125,000(l)    -$50,000(3)
     Officer)

     (1) During the years 1995 and 1996, Leonard Weitz received annual base salary under the terms of an cmploymer.: agreement dated January 4, 1988, which agreement was to expire September 30, 1996. A new employment: agreement was entered into between the Company and Leonard Weitz, effective as of September 1, 1996. Under the terms of the new employment agreement, Mr. Weitz will be employed as Chairman, President and Chief Executive Officer of the Company for a five year period ending August 31, 2001. Under the new employment: agreement, Leonard Weitz will receive an annual base salary of $175,000 and such bonuses as the Board of Directors ofthe Company may determine.

     (2) On December 10, 1996, shareholders of the Company approved a nonqualified stock option granted to Leonard Weitz by the Company's Board of Directors on August 8, 1996 to purchase 60,000 shares of the Company's common stock at an option price of $7 per share. The closing price of the Company's common stock on The NASDAQ Stock Market on November 10, 1998 wits $21-YI6 pcrsharc. The exercise price was the market price of the common stock on the date of grant. Leonard Weitz may exercise all or a part of the option so long as he continuously remains a director or officer, but in no event later than the expiration date of option, except his personal representatives may exercise within twelve months from date of death.

     (3) On September 20, 1995, the Board of Directors of the Company awarded a $50,000 bonus payment to Leonard Weitz on the condition that Korea
      Zinc Ltd. consummate  by  September 30,  1995  its purchase  of  500,000 shares of the Company's common stock. The Board also approved on September 20, 1995 a $50,000 three-year loan to Mr. Weitz, the loan to bear interest at the prime rate, adjustable quarterly; the due date of the loan has been extended by the Board to December 31, 1999. Said stock purchase was timely made by Korea Zinc Co., Ltd. (Subsequent to the purchase, Korea Zinc Co., Ltd. transferred the 500,000 shares of the Company's common stock to its subsidiary, KZ Utah, Inc. See "Voting Securities and Principal Stockholders".) The award of the bonus and approval of the loan were made by the Board of Directors to Mr. Weitz based upon his indication to the Board of Directors that he intended to exercise his incentive stock option to purchase 40,000 shares of the; Company's common stock by November 14, 1995. Mr. Weitz exercised the option on November 10, 1995 and purchased the 40,000 shares of the Company's common stock.

     OPTION GRANTS DURING FISCAL YEAR ENDED DECEMBER 31,1997

       No stock options were granted by the Company to Leonard Weitz during the fiscal year ended December 31, 1997.

                         OPTION EXERCISES DURING FISCAL YEAR
                      ENDED DECEMBER 31,1997 AND OPTION VALUES
                                 ON DECEMBER 31,1997

       The following table contains, with respect to stock options held by Leonard Weitz, information as to options exercised during the year 1997, the aggregate dollar value realized upon exercise, the total number of unexercised options held on December 31, 1997 and the aggregate dollar value of the in-the-money, unexercised options held on December 31, 1997.

                Shares             Number of UnexercisedValue of Unexercised
                Acquired or        Value              Options atin-the-money
     options at
     Name       Exercised Realized December 31, 1997 (1)December 31, 1997 (3)

     Nonqualified:

     Leonard Weitz        None     None               120,000 (1)(2)  $45,000

     (1)All options held are fully exercisable,

     (2)        Nonqualified stock options approved by shareholders.

     (3) Values are calculated by subtracting the exercise price from the closing price of the Company's common stock on The NASDAQ on December 31, 1997,

     Compensation of Directors

       Leonard Weitz, Chairman of the Board and Chief Executive Officer of the Company, is employed through August 31, 2001 under an employment agreement dated September 1, 1996. See "Compensation of Directors and Executive Officers-Summary Compensation Table", above, for further details concerning Mr. Weitz's employment agreement.





       During 1997, each director'who was not an officer of the Company received an annual fee of $5,000; no attendance fees were paid. Edward R. Schwartz, the Secretary-Treasurer of the Company, who is a director, did not receive a salary in 1997; he received a $10,000 annual fee in lieu of salary. The Board of Directors set a rate of S750 per day for services performed by each outside director of the Company that are in addition to services regularly performed by him as a director.

       No stock options were granted by the Company to any directors during the fiscal year ended December 31, 1997 and no director exercised in 1997 any stock options held by him. See "Voting Securities and Principal
     Stockholders,"  above,  for  information  as  to  stock  options  held   by
     directors.


     PROPOSAL 1: ELECTION OF DIRECTORS

       Five directors are proposed to be elected at tile lliccting to serve until tile meeting ofsharcholdcrs to be held in 1999,111d tilltil 1llCi1'.S1JCCCSS01'SshalI be elected and (lualify.The persons named in the enclosed forill ol'proxy intend to vote such proxy for tile election of the five nominees named below as directors of the Company. If any nominee shall become unavailable for election, the proxies will be voted for the election of such persons, if any, as shall be designated by the Board of'Dircctors. It is not anticipatcd that any nominee will be unavailable for c1cction. Each of the nominces was elected to the Board of Directors at the meeting of shareholders held on November 19, 1997.

       In electing directors, holders of common stock have cumulative voting rights, that is, each holder of record of common stock shall be entitled to as many votes as shall equal the numberof shares ownedofrecord multiplied by the numberof directors to be elected, and may cast all of such votes fora single director or may distribute them among all or some of the directors to be voted for, as such holder sees fit. Unless contrary instructions are given, the persons nanled oil the proxy will have discretionary authority to accumulate votes in the same manner. Certain information for each nominee for director is set forth below:

     Leonard Weitz 69    1967

     Edward R. Schwartz

     88   1974

     James Callcry  60   1980

     Paul Hines

     61   1994

     Victor V. Tchelistcheff69     1996

     Age                                     Direclor Since:

     Experience During Past Five Years

     Chairman and Chief Executive Officer of the Company since 1971; President from 1971 to December 1993 and from August 1996 to present.

     Secretary and Treasurer of the Company since 1979; independent consultant since prior to 1993.

     Engaged in management of oil and gas, forestry, agriculture and other investments since prior to 1993.

     Financial and management consultant since prior to 1993.

     President of VVT Consultants, performs international management and cross cultural communications services to cHents in cement, minerals, construcdon and real estate development fields since prior to 1993. During 1993 and 1994, also worked as volunteer for IntemadonaL Execufive Services Corps, a non-profit organization, as a Country Director in Moscow, Russia on matters involving emerging market assistance programs.

     PROPOSAL 2: THE SELECTION OF AUDITORS

       The accounting firm of Arthur Andersen LLP has been recommended by the Board of Directors to serve as independent auditors for the Company for the current fiscal year. No member of said accounting firm has any direct financial or any material indirect financial interest in the Company orany of its subsidiaries orany connection during the past five years with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. At the meeting of shareholders the selection of said accounting firm will be proposed by management. Arthur Andersen LLP has advised the Company that it does expect a representative to be present at the meeting, who will be available to respond to appropriate questions. Arthur Andersen LLP has also advised the Company that its representative does not desire the opportunity to make a statement at the meeting.

       The affirmative vote of the majority of the shares represented and entitled to vote at the meeting is required to approve this proposal. MANAGEMENT INTENDS TO CAST ITS PROXY VOTES IN FAVOR OF THE SELECTION OF ARTHUR ANDERSEN LLP.


                       MEETINGS OF THE BOARD OF DIRECTORS AND
                          INFORMATION REGARDING COMMITTEES

       Tile Board of Directors held two meetings in 1997. All of the nominees for director were present at both directors' meetings held in 1997.

       The Board of Directors formed an Audit Committee in 1998, comprised of the following two members of the Board: James Callery and Paul Hines.

       The Board of Directors did not have an audit committee in 1997. The Board of Directors does not ha compensation or nominating committee or committees performing similar functions.

       A copy of the Company's Annual Report, which includes a complete copy of the Company's Annual Report on Form I O-KSB containing financial statements and financial statement schedules for the year ended December 3 1, 1997, wits mailcd to each shareholder of record on July 27, 1998. Additional annual reports will be available upon written request to the Company.

     SUBMISSION OF SHAREHOLDER PROPOSALS

       Shareholders' proposals intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received at the Company's offices at 500 Fifth Avenue, New York, New York 10 110, by March 30, 1999 for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to shareholders' proposals.

     OTHER MATTERS

       The Company is not aware of any person who, at any time during the year 1997 was a director, officer or beneficial owner of more than 10% of the Company's common stock who failed to file on a timely basis, reports required by Section 16(a) of the Secufities Exchange Act of 1934 during 1997 or prior years.

       The cost of soliciting proxies will be borne by the Company. The Company will solicit votes by mail, and officers, directors and employees of the Company may solicit proxies by telephone, telegraph or personal interview. In addition, tile Company has retained the professional soliciting firm of Corporate Investors Communications, Inc. to solicit proxies from banks, brokers, nominees and institutions at a cost to the Company of $3,000 and disbursements,

       Management knows of no other matters to be presented for consideration at the meeting by management or by shareholders who have requested inclusion of proposals in the Proxy Statement, other than the matters stated in the Notice of Special Meeting of Shareholders in Lieu of Annual Meeting. If any other matter shall properlytome before the meeting, the persons named in the accompanying proxy intend to vote on such matters in accordance with their best judgment.

     By Order of the Board of Directors,

     November 16, 1998




     EDWARD R. SCHWARTZ
     Secretary